UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 9, 2011

GOVERNMENT PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, MA	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

This Current Report on Form 8-K includes certain updated unaudited pro forma financial statements for Government Properties Income Trust, or we or us, which include an acquisition we have completed since September 30, 2011 (balance sheet), as well as other transactions we have completed since January 1, 2010 (statements of income).  These unaudited pro forma financial statements are not necessarily indicative of the expected results of operations for any future period.  Differences could result from numerous factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received on leases in place or signed during and after 2011, and for other reasons. Consequently, actual future results are likely to be different than amounts presented in the unaudited pro forma financial statements related to these transactions and such differences could be significant.

(b) Pro Forma Financial Information.

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-1
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2011	F-2
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Nine Months Ended September 30, 2011	F-3
Unaudited Pro Forma Condensed Consolidated Statement of Income for the Year Ended December 31, 2010	F-4
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-5

i

GOVERNMENT PROPERTIES INCOME TRUST

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 reflects the financial position of Government Properties Income Trust, or we, us or our, as if the transaction that we completed after September 30, 2011 described in the notes to the unaudited pro forma condensed consolidated financial statements was completed as of September 30, 2011.  The unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2011, and for the year ended December 31, 2010, present the results of our operations as if all of the transactions described in the notes to the unaudited pro forma condensed consolidated statements of income were completed on January 1, 2010.  These unaudited pro forma condensed consolidated financial statements should be read in connection with our financial statements for the nine months ended September 30, 2011, included in our Quarterly Report on Form 10-Q filed on November 1, 2011 with the Securities and Exchange Commission, or the SEC, our financial statements for the year ended December 31, 2010, included in our Annual Report on Form 10-K filed on February 25, 2011 with the SEC and the financial statements included in Item 9.01(a) of our Current Report on Form 8-K filed on October 31, 2011 with the SEC.

These unaudited pro forma condensed consolidated financial statements are provided for informational purposes only. Upon completion of the long term financing of these acquisitions, our financial position and results of operations may be significantly different than what is presented in these unaudited pro forma condensed consolidated financial statements. In the opinion of management, all adjustments necessary to reflect the effects of the transactions described in the notes to the unaudited pro forma condensed consolidated financial statements have been included.

The allocation of the purchase prices of our 2011 acquisitions described in the notes to the unaudited pro forma condensed consolidated financial statements and reflected in these unaudited pro forma condensed consolidated financial statements is based upon preliminary estimates of the fair values of assets acquired and liabilities assumed.  Consequently, amounts preliminarily allocated to assets acquired and liabilities assumed could change significantly from those used in the unaudited pro forma condensed consolidated financial statements.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of our financial position or our results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, changes in interest rates, changes in our capital structure, changes in property level operating expenses, changes in property level revenues, including rents expected to be received on leases in place or signed during and after 2011, and for other reasons. Consequently, actual future results are likely to be different from amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Balance Sheet

As of September 30, 2011

(dollars in thousands, except per share amounts)

	Historical (A)	Acquisitions Since September 30, 2011 (B)	Pro Forma
ASSETS
Real estate properties	$1,254,143	$76,412	$1,330,555
Accumulated depreciation	(149,583)	—	(149,583)
	1,104,560	76,412	1,180,972
Acquired real estate leases, net	103,901	11,901	115,802
Cash and cash equivalents	5,724	—	5,724
Restricted cash	1,858	—	1,858
Rents receivable	22,096	—	22,096
Deferred leasing costs, net	1,059	—	1,059
Deferred financing costs, net	2,488	150	2,638
Other assets, net	24,982	—	24,982
	$1,266,668	$88,463	$1,355,131

LIABILITIES AND SHAREHOLDERS’ EQUITY
Revolving credit facility	$282,500	$36,155	$318,655
Mortgage notes payable	45,608	52,600	98,208
Accounts payable and accrued expenses	21,885	—	21,885
Due to related persons	6,633	—	6,633
Assumed real estate lease obligations, net	11,853	108	11,961
Shareholders’ equity	898,189	(400)	897,789
	$1,266,668	$88,463	$1,355,131

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the Nine Months Ended September 30, 2011

(in thousands, except per share amounts)

	Historical (A)	2011 Acquisitions Prior to September 30, 2011 (C)	Acquisitions Since September 30, 2011 (D)	Pro Forma Adjustments		Pro Forma

Rental Income	$126,718	$16,988	$7,110	$833	(E)	$151,649

Expenses:
Real estate taxes	13,947	1,508	638	—		16,093
Utility expenses	11,422	2,007	600	—		14,029
Other operating expenses	21,568	3,344	1,432	(97	)(F)	26,247
Depreciation and amortization	27,862	—	—	6,239	(G)	34,101
Acquisition related costs	2,846	—	—	(2,846	)(H)	—
General and administrative	7,655	—	—	967	(I)	8,622
	85,300	6,859	2,670	4,263		99,092

Operating income	41,418	10,129	4,440	(3,430)		52,557

Interest and other income	89	—	—	—		89
Interest expense	(8,775)	—	(1,610)	(1,583	)(J)	(11,968)
Equity in earnings of an investee	111	—	—	—		111
Income before income tax expense	32,843	10,129	2,830	(5,013)		40,789
Income tax expense	(94)	—	—	—		(94)

Net income	$32,749	$10,129	$2,830	$(5,013)		$40,695

Weighted average shares outstanding	42,127			12,631	(K)	47,008
Earnings per share
Net Income	$0.78					$0.87

Government Properties Income Trust

Unaudited Pro Forma Condensed Consolidated Statement of Income

For the Year Ended December 31, 2010

(in thousands, except per share amounts)

	Historical (A)	2010 Acquisitions (L)	2011 Acquisitions (M)	Pro Forma Adjustments		Pro Forma

Rental Income	$116,768	$38,108	$45,531	$543	(N)	$200,950

Expenses:
Real estate taxes	12,177	4,281	3,873	—		20,331
Utility expenses	9,064	4,792	4,326	—		18,182
Other operating expenses	19,486	7,338	8,112	(105	)(O)	34,831
Depreciation and amortization	24,239	—	—	22,593	(P)	46,832
Acquisition related costs	5,750	—	—	3,246	(Q)	8,996
General and administrative	7,055	—	—	3,308	(R)	10,363
	77,771	16,411	16,311	29,042		139,535

Operating income	38,997	21,697	29,220	(28,499)		61,415

Interest and other income	103	—	—	—		103
Interest expense	(7,351)	(813)	(2,192)	(9,786	)(S)	(20,142)
Loss on extinguishment of debt	(3,786)	—	—	—		(3,786)
Equity in earnings of an investee	(1)	—	—	—		(1)
Income before income tax expense	27,962	20,884	27,028	(38,285)		37,589
Income tax expense	(167)	—	—	—		(167)

Net income	$27,795	$20,884	$27,028	$(38,285)		$37,422

Weighted average shares outstanding	34,341			12,631	(T)	46,972
Earnings per share
Net Income	$0.81					$0.80

Government Properties Income Trust

Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements

(dollars in thousands, except per share amounts)

Basis of Presentation

(A)                              We were organized as a Maryland real estate investment trust on February 17, 2009, and closed our initial public offering June 8, 2009.  As of September 30, 2011, we owned 67 properties with a total of approximately 8.3 million rentable square feet.  The historical consolidated financial statements include our accounts and the accounts of our subsidiaries.  All intercompany transactions and balances have been eliminated.

Unaudited Pro Forma Condensed Consolidated Balance Sheet Adjustments

(B)                                Represents the effect of the October 2011 acquisition of three properties located in Indianapolis, Indiana.   We financed this acquisition with borrowings under our $550,000 unsecured revolving credit facility and the assumption of $49,395 of mortgage debt.  The purchase price for this acquisition was $85,000, including the assumption of $49,395 of mortgage debt and excluding $400 of estimated acquisition costs that were expensed.  We estimate deferred financing costs of $150 in connection with our assumption of the mortgage debt.  We estimate the value of the real estate properties to be $76,412, the premium on the mortgage debt assumed to be $3,205 and the value of the acquired and assumed real estate leases, net, to be $11,793.  The value assigned to the assets acquired and liabilities assumed are estimated and the final amounts may differ.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Nine Months Ended September 30, 2011

(C)                                Represents the revenues and operating expenses of the properties we acquired in 10 acquisitions for an aggregate purchase price of $328,125, excluding acquisition costs, during the nine months ended September 30, 2011 for the period from January 1, 2011 to the respective dates of acquisition.  Real estate taxes, utility expenses and certain other operating expenses are based upon actual historical expenses at each property.

(D)                               Represents the revenues and operating expenses for the nine months ended September 30, 2011 of the properties described in Note (B) above.  Real estate taxes, utility expenses and certain other operating expenses are based upon actual historical expenses at each property.

(E)                                 Represents the effect on rental income for the nine months ended September 30, 2011 of the acquisition described in Note (B) and the effect on rental income from January 1, 2011 through the respective dates of acquisition of the acquisitions described in Note (C), the non-cash straight line rent adjustments and the non-cash amortization of above and below market leases.  We amortize capitalized above market lease values and below market lease values as a reduction or increase, respectively, to rental income over the remaining terms of the leases.  The additional rental income is as follows:

Non-cash, straight line rent adjustments as if the acquisitions described in Notes (B) and (C) occurred on January 1, 2010	$2,208
Non-cash, net above and below market lease amortization	(1,375)
Total	$833

(F)                                 Represents the effect on other operating expenses for the nine months ended September 30, 2011 of the acquisition described in Note (B) and the effect on other operating expenses from January 1, 2011 through the respective dates of acquisition of the acquisitions described in Note (C), based upon our contractual obligations under our property management agreement with Reit Management & Research LLC, or RMR.

(G)                                Represents the effect on depreciation expense for the nine months ended September 30, 2011 of the acquisition described in Note (B) and the effect on depreciation expense from January 1, 2011 through the respective dates of acquisition of the acquisitions described in Note (C).

(H)                               Adjusts acquisition costs as if the acquisitions described in Notes (B) and (C) occurred prior to January 1, 2011.

(I)                                    Represents the effect on general and administrative expenses, based upon our contractual obligations under our business management agreement with RMR, for the nine months ended September 30, 2011 of the acquisition described in Note (B) and for the period from January 1, 2011 through the respective dates of acquisition of the acquisitions described in Note (C).

(J)                                   Adjusts interest expense for a $1,583 increase in our interest expense due to pro forma acquisition borrowings of $364,980 under our revolving credit facility, at our weighted average interest rate for the nine months ended September 30, 2011 of 2.32%, a $547 decrease in our interest expense related to amortization of the estimated premium on the mortgage debt assumed in connection with the acquisition described in Note (B), plus the amortization of the related deferred financing fees of $27, offset by pro forma interest savings of $2,086 assuming that the public offering of our common shares that we completed in July 2011 had occurred as of January 1, 2010.

(K)                               Our weighted average common shares outstanding were calculated as if the common shares we sold in the public offering of our common shares that we completed in July 2011 were outstanding as of January 1, 2010.

Unaudited Pro Forma Condensed Consolidated Statement of Income Adjustments for the Year Ended December 31, 2010

(L)                                 Represents the revenues and operating expenses of the properties we acquired in 22 acquisitions for an aggregate purchase price of $434,410, excluding acquisition costs and including the assumption of debt, during the year ended December 31, 2010 for the period from January 1, 2010 to the respective dates of acquisition.  Real estate taxes, utility expenses and certain other operating expenses are based upon actual historical expenses at each property.

(M)                            Represents the revenues and operating expenses for the year ended December 31, 2010 of the properties acquired subsequent to January 1, 2011 described in Notes (B) and (C).  Real estate taxes, utility expenses and certain other operating expenses are based upon actual historical expenses at each property.

(N)                               Represents the effect on rental income for the year ended December 31, 2010 of the acquisitions described in Notes (B) and (C), and the effect on rental income from January 1, 2010 through the respective dates of acquisition of the acquisitions described in Note (L), non-cash straight line rent adjustments and the non-cash amortization of above and below market leases.  We amortize capitalized above market lease values and below market lease values as a reduction or increase, respectively, to rental income over the remaining terms of the leases.  The additional rental income is as follows:

Non-cash, straight line rent adjustments as if the acquisitions described in Notes (B), (C) and (L) occurred on January 1, 2010	$2,676
Non-cash, net above and below market lease amortization	(2,133)
Total	$543

(O)                               Represents the effect on other operating expenses for the year ended December 31, 2010 of the acquisitions described in Notes (B) and (C), and the effect on other operating expenses from January 1, 2010 through the respective dates of acquisition of the acquisitions described in Note (L), based upon our contractual obligations under our property management agreement with RMR.

(P)                                 Represents the effect on depreciation expense for the year ended December 31, 2010 of the acquisitions described in Notes (B) and (C), and the effect on depreciation expense from January 1, 2010 through the respective dates of acquisition of the acquisitions described in Note (L).

(Q)                               Adjusts acquisition costs as if the acquisitions described in Notes (B),  (C) and (L) occurred on January 1, 2010.

(R)                                Represents the effect on general and administrative expenses, based upon our contractual obligations under our business management agreement with RMR, for the year ended December 31, 2010 of the acquisitions described in Notes (B) and (C), and for the period from January 1, 2010 through the respective dates of acquisition of the acquisitions described in Note (L).

(S)                                 Adjusts interest expense for a $9,786 increase in our interest expense due to pro forma acquisition borrowings of $754,439 under our revolving credit facility, at our weighted average interest rate for the year ended December 31, 2010 of 3.72%, a $787 decrease in our interest expense related to amortization of the estimated premium on the mortgage debt assumed in connection with the acquisition described in Note (B), plus the amortization of the related deferred financing fees of $50, offset by pro forma interest savings of $11,411 assuming that the public offerings of our common shares that we completed in January 2010, August 2010 and July 2011 had occurred as of January 1, 2010.

(T)                                Our weighted average common shares outstanding were calculated as if the common shares we sold in the public offerings of our common shares that we completed in January 2010, August 2010 and July 2011 were outstanding as of January 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOVERNMENT PROPERTIES INCOME TRUST

By:	/s/ Mark L. Kleifges
Name:	Mark L. Kleifges
Title:	Treasurer and Chief Financial Officer

Dated:  November 9, 2011